UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 24, 2005


                      GRIDLINE COMMUNICATIONS HOLDINGS INC.
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             (Exact name of registrant as specified in its charter)


      Delaware                    000-30383                    54-1964054
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  (State or other         (Commission File Number)            (IRS Employer
  jurisdiction of                                          Identification No.)
   incorporation)


  14090 Southwest Frwy., Suite 300, Sugarland, TX                 77478
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     (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (281) 340-8518

                            North Shore Capital IV Inc.
                               2208 Pershing Avenue
                            Sheboygan, Wisconsin 53083
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

        Effective August 23, 2005, Mr. Duncan E. Wine resigned as the Registrant's Secretary and as Chairman of the Board of Directors. Such resignations were not the result of any disagreement between the Registrant and Mr. Wine. Mr. Wine will continue to serve the Registrant as a consultant pursuant to that certain Consulting Agreement, dated October 1, 2004, by and between Mr. Wine and the Registrant. See Mr. Wine's resignation letter attached as Exhibit 17.

        The Registrant is considering other candidates to fill the vacancies created by Mr. Wine's resignation.

Item 8.01.  OTHER EVENTS

        On August 1, 2005, the Registrant announced the consummation of its acquisition pursuant to the Share Exchange and Reorganization Agreement, dated December 3, 2004, between Gridline Communications Corp. and Gridline Communications Holdings Inc. (f/k/a, Northshore Capital Partners IV, Inc.). See Registrant's press release attached hereto as Exhibit 99.1.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

        a) Not applicable.

        b) Not applicable.

        c) Exhibits

           10.1 Consulting Agreement, incorporated by reference to Exhibit 10.5 to the Form 8-K filed with the Commission on December 21, 2004.

           17    Letter from resigning director Duncan E. Wine, dated August
                 23, 2005

           99.1  Press Release, dated August 1, 2005

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        Dated: August 24, 2005

                                               GRIDLINE COMMUNICATIONS
                                               HOLDINGS INC.

                                               By:
                                                       /s/ BLAIZE N. KADURU
                                                     ---------------------------
                                                     Name:   Blaize N. Kaduru
                                                     Title:  President and Chief
                                                             Executive Officer